UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 29, 2018

EXACTUS, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-55828	27-1085858
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4870 Sadler Road, Suite 300, Glen Allen, Virginia 23060
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (804) 205-5036

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 29, 2018, Exactus, Inc.’s (the “Company”) Board of Directors (the “Board”) adopted the 2018 Equity Incentive Plan (the “Plan”), attached as Exhibit 10.1 hereto, which covers the potential issuance of 9,500,000 shares of common stock. The Plan provides that directors, officers, employees, and consultants of the Company will be eligible to receive equity incentives under the Plan at the discretion of the Board or the Board’s Compensation Committee. The Plan terminates on August 29, 2028 unless sooner terminated.

Item 9.01 Exhibits.

(d)

Exhibit	Description
10.1	2018 Equity Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Exactus, Inc.

Date: September 5, 2018	By:	/s/ Phillip J. Young
Phillip J. Young
President and Chief Executive Officer